                                                                   EXHIBIT 99.1

                           PRIDE INTERNATIONAL, INC.
                                   RIG STATUS

RIG STATUS AS OF 10-30-03

CERTAIN INFORMATION IN THE TABLE, INCLUDING EXPECTED CONTRACT EXPIRATION DATES, ARE ESTIMATES BASED ON CURRENT ARRANGEMENTS WITH PRIDE'S CUSTOMERS AND CURRENT EXPECTATIONS AS TO THE TIME REQUIRED FOR COMPLETION OF PROJECTS.

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                                                                   Current Contract
         Offshore Fleet               Design          Area        From         To          Dayrate(1)          Comments
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
OWNED UNITS
DRILLSHIPS
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Pride Africa                        10,000' WD, DP  W Africa     Oct-99      Jun-05        $163,000
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Pride Angola                        10,000' WD, DP  W Africa     May-00      May-05        $162,000
SEMISUBMERSIBLES
Pride Brazil                         5,000' WD, DP   Brazil      Jul-01      Jul-06        $134,000
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Pride Carlos Walter                  5,000' WD, DP   Brazil      Jun-01      Jun-06        $134,000
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Pride North America                7,500' WD, Conv  W Africa     Aug-99      Aug-04        $164,000
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Pride North Sea                    1,000' WD, Conv  N Africa     Nov-02      Jan-04        $ 52,000
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Pride South America                  4,000' WD, DP   Brazil      Jan-03      Jan-05        $ 78,000
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Pride South Atlantic               1,500' WD, Conv   Brazil      Jan-04      Apr-04        $ 66,000
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Pride South Pacific                6,500' WD, Conv  W Africa     Jan-03      Mar-04        $ 98,000
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Pride South                        1,000' WD, Conv   Mexico      Oct-02      Jun-05        $ 53,000
Seas
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Pride Venezuela                   1,500' WD , Conv  Trinidad
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Viking                            2,650' WD , Conv   Mexico      Oct-03      Apr-07        $ 49,000
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JACKUPS
     International
Pride Cabinda                             300' ILC  W Africa     Aug-00      Aug-05        $ 50,000
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Pride Hawaii                              300' ILC   SE Asia     Nov-01      Nov-03        $ 63,000
                                                                 Nov-03      May-05        $ 51,000         New contract
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Pride Montana                             270' ILC  Mid-East     Jun-01      Jun-04        $ 47,000
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Pride North Dakota                        250' ILC  W Africa     Oct-02      Oct-04        $ 62,000
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Pride Ohio                                250' ILC  Mid-East     Apr-02      Mar-04        $ 40,000
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Pride Pennsylvania                        300' ILC    India      Jun-03      Jun-06        $ 58,000         In shipyard for 5-yr
                                                                                                            survey during 1Q04
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Pride Rotterdam                         205' Accom    N Sea      Oct-02      Mar-04        $ 36,000
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Pride West Virginia                       300' ILC    India      Nov-02      Nov-04        $ 52,000
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     Gulf of Mexico - Mexico
Pride Alabama                           200' MC/TD   Mexico      Jul-03      Jul-07        $ 36,000
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Pride Alaska                            250' MC/TD   Mexico      Nov-02      Jul-05        $ 35,000
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Pride Arkansas                          200' MC/TD   Mexico      Nov-03      Oct-06        $ 35,000
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Pride California                        250' MS/TD   Mexico      Aug-02      Oct-05        $ 33,000
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Pride Colorado                          200' MC/TD   Mexico      Jul-03      Mar-07        $ 36,000
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Pride Louisiana                         250' MS/TD   Mexico      Apr-02      Jul-06        $ 33,000
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Pride Mississippi                       200' MC/TD   Mexico      Sep-02      Apr-05        $ 37,000
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Pride Nebraska                          200' MC/TD   Mexico      Nov-02      Jan-06        $ 34,000
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Pride Nevada                            200' MC/TD   Mexico      Apr-02      Jul-06        $ 32,000
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Pride Oklahoma                          250' MS/TD   Mexico      Sep-02      Apr-05        $ 35,000
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Pride South Carolina                    200' MC/TD   Mexico      Jul-02      Mar-06        $ 32,000
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Pride Tennessee                        300' ILC/TD   Mexico      Jul-03      Jun-06        $ 48,000
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Pride Texas                             300' MC/TD   Mexico      Nov-03      Mar-05        $ 37,000
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Pride Wisconsin                        300' ILS/TD   Mexico      Aug-02      Dec-03        $ 35,000
                                                     Mexico      Jan-04      Dec-06        $ 36,000
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1  DAYRATES SHOWN ARE CONTRACT DAYRATES. THEY EXCLUDE REIMBURSABLE ITEMS,
   MOBILIZATION AND DEMOBILIZATION FEES, BONUS AND OTHER ITEMS THAT CONSTITUTE
   REVENUES UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, BUT THAT IT IS NOT
   PRACTICABLE TO DETERMINE WITH SPECIFICITY ON A PROSPECTIVE BASIS. THE COMPANY
   BELIEVES THIS INFORMATION IS USEFUL TO INVESTORS IN ESTIMATING REVENUES IN
   FUTURE PERIODS IN COMBINATION WITH THE CONTRACT TERM.

THE INFORMATION IN THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE
SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INCLUDE
STATEMENTS CONCERNING CONTRACT EXPIRATION DATES AND DAYRATES. SUCH STATEMENTS
ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING
WITHOUT LIMITATION EARLY TERMINATION BY THE CUSTOMER PURSUANT TO THE CONTRACT OR
OTHERWISE, CANCELLATION OR COMPLETION OF CERTAIN CONTRACTS EARLIER THAN
EXPECTED, OPERATIONAL DIFFICULTIES AND OTHER FACTORS DESCRIBED IN PRIDE'S MOST
RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND OTHER
DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE
FREE OF CHARGE AT THE SEC'S WEBSITE AT WWW.SEC.GOV. PRIDE CAUTIONS YOU THAT
FORWARD- LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT
ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN
THESE STATEMENTS.

                           PRIDE INTERNATIONAL, INC.
                                   RIG STATUS


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                                                                 Current Contract
         Offshore Fleet                 Design        Area        From         To          Dayrate(1)           Comments
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
     Gulf of Mexico - USA
Pride Arizona                           250' MS/TD     USA
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Pride Florida                           200' MC/TD     USA       Oct-03      Nov-03         $25,000
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Pride Georgia                           250' MS/TD     USA       Oct-03      Nov-03         $25,000
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Pride Illinois                             225' MS     USA
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Pride Kansas                            250' MC/TD     USA       Nov-02      Apr-04         $26,000       Dayrate indexed monthly
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Pride Kentucky                             250' MS     USA
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Pride Michigan                             250' MS     USA       Sep-03      Nov-03         $24,000
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Pride Missouri                          250' MC/TD     USA       Jul-03      Dec-03         $24,000
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Pride New Mexico                           200' MC     USA       May-03      May-04         $26,000
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Pride Utah                               80' MC/TD     USA
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Pride Wyoming                              250' MS     USA
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PLATFORM RIGS
Platform Rigs - Mexico                     3 Units   Mexico      Various     Various       $20,000(2)     3 of 3 rigs contracted
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Platform Rigs - USA                       18 Units     USA       Various     Various       $15,000(2)     5 of 18 rigs contracted
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TENDERS
Al Baraka 1                                650' WD  W Africa     Jun-01      Aug-03         $37,000
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Alligator                                  330' WD  W Africa     Jan-04      Jan-06         $40,000
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Barracuda                                  330' WD  W Africa     Jun-02      Jan-04         $38,000
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Ile De Sein                                450' WD   SE Asia     Dec-02      Dec-04         $36,000
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Piranha                                    600' WD   SE Asia     Mar-03      Jun-05         $35,000
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BARGES
Bintang Kalimantan                          21' WD  W Africa     Sep-01      Nov-03         $30,000
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Pride I                                    150' WD  Venezuela    Jan-95      Jan-05         $25,000
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Pride II                                   150' WD  Venezuela    Jan-95      Jan-05         $25,000
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MANAGED UNITS
SEMISUBMERSIBLE
Leiv Eiriksson                       8,200' WD, DP  W Africa     Jan-02      Jan-04          **(3)        Management fee
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JACKUPS
GP 19                                     150' ILC  Venezuela    Dec-00      Apr-04           **          Management fee
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GP 20                                     150' ILC  Venezuela    Dec-00      Mar-04           **          Management fee
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


========================================================================================
                                           RIG COUNT
LAND FLEET                             ---------------------
COUNTRY                                TOTAL     CONTRACTED                UTILIZATION
========================================================================================
ARGENTINA DRILLING                      50             32                      64%
ARGENTINA WORKOVER                      100            88                      88%

BOLIVIA DRILLING                         6              3                      50%
BOLIVIA WORKOVER                         4              2                      50%

COLOMBIA / ECUADOR DRILLING             14             11                      79%
COLOMBIA / ECUADOR WORKOVER              8              6                      75%

BRAZIL DRILLING(4)                       1              1                     100%
BRAZIL WORKOVER(5)                       8              8                     100%

VENEZUELA DRILLING                       5              5                     100%
VENEZUELA WORKOVER                      26             20                      77%

RUSSIA / KAZAKHSTAN                      3              3                     100%
CHAD                                     5              5                     100%
OTHER LAND                              21              7                      33%

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TOTAL RIGS                              251            191                     76%
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1  DAYRATES SHOWN ARE CONTRACT DAYRATES. THEY EXCLUDE REIMBURSABLE ITEMS,
   MOBILIZATION AND DEMOBILIZATION FEES, BONUS AND OTHER ITEMS THAT CONSTITUTE
   REVENUES UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, BUT THAT IT IS NOT
   PRACTICABLE TO DETERMINE WITH SPECIFICITY ON A PROSPECTIVE BASIS. THE COMPANY
   BELIEVES THIS INFORMATION IS USEFUL TO INVESTORS IN ESTIMATING REVENUES IN
   FUTURE PERIODS IN COMBINATION WITH THE CONTRACT TERM.
2  AVERAGE CONTRACT DAYRATE FOR THE RIG CLASS.
3  ** NOT APPLICABLE.
4  RIG MANAGED BY PRIDE, BUT OWNED BY A THIRD PARTY.
5  FOUR RIGS MANAGED BY PRIDE, BUT OWNED BY THIRD PARTIES.